                                                                   Exhibit 10.15
                                                                  Execution Copy

===============================================================================




                           STOCK PURCHASE AGREEMENT


                                 by and among


                          PRIME RESPONSE GROUP INC.,

                      GENERAL ATLANTIC PARTNERS 48, L.P.,

                        GAP COINVESTMENT PARTNERS, L.P.

                                      and

                         THE STOCKHOLDERS NAMED HEREIN

                        ______________________________

                        Dated as of September 21, 1998
                        ______________________________



================================================================================



                               TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
ARTICLE 1
         DEFINITIONS.....................................................................................1
         1.1      Definitions............................................................................1
         1.2      Accounting Terms; Financial Statements.................................................6

ARTICLE 2
         PURCHASE AND SALE OF PREFERRED STOCK............................................................6
         2.1      Purchase and Sale of Preferred Stock...................................................6
         2.2      Certificate of Designation.............................................................6
         2.3      First Closing..........................................................................6
         2.4      Second Closing.........................................................................7

ARTICLE 3
         REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................................................7
         3.1      Corporate Existence and Power..........................................................7
         3.2      Authorization; No Contravention........................................................8
         3.3      Governmental Authorization; Third Party Consents.......................................8
         3.4      Binding Effect.........................................................................8
         3.5      Capitalization.........................................................................9
         3.6      Financial Statements..................................................................10
         3.7      No Default or Breach; Contractual Obligations.........................................10
         3.8      No Material Adverse Change; Ordinary Course of Business. .............................10
         3.9      Private Offering......................................................................10
         3.10     Broker's, Finder's or Similar Fees....................................................11
         3.11     Disclosure............................................................................11
         3.12     Revised Product Plan of Record........................................................11

ARTICLE 4
         REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS...............................................11
         4.1      Existence and Power...................................................................11
         4.2      Capacity..............................................................................11
         4.3      Authorization; No Contravention.......................................................11
         4.4      Governmental Authorization; Third Party Consents......................................12
         4.5      Binding Effect........................................................................12
         4.6      Purchase for Own Account..............................................................12
         4.7      Restricted Securities.................................................................13
         4.8      Investment Experience.................................................................14
         4.9      Broker's, Finder's or Similar Fees....................................................14

ARTICLE 5
         CONDITIONS TO THE OBLIGATION OF THE PURCHASERS TO CLOSE........................................14
         5.1      GAP Purchasers'Conditions.............................................................14

ARTICLE 6
         CONDITIONS TO THE OBLIGATION OF THE COMPANY TO CLOSE...........................................17
         6.1      First Closing Conditions..............................................................17
         6.2      Second First Closing Conditions.......................................................18

ARTICLE 7
         INDEMNIFICATION................................................................................18
         7.1      Indemnification.......................................................................18
         7.2      Notification..........................................................................19

ARTICLE 8
         AFFIRMATIVE COVENANTS..........................................................................20
         8.1      Preservation of Existence.............................................................21

ARTICLE 9
         TERMINATION OF AGREEMENT.......................................................................22
         9.1      Termination...........................................................................22
         9.2      Survival..............................................................................22

ARTICLE 10
         MISCELLANEOUS..................................................................................23
         10.1     Survival of Representations and Warranties............................................23
         10.2     Notices...............................................................................23
         10.3     Successors and Assigns; Third Party Beneficiaries.....................................24
         10.4     Amendment and Waiver..................................................................24
         10.5     Counterparts..........................................................................25
         10.6     Headings..............................................................................25
         10.7     GOVERNING LAW.........................................................................25
         10.8     Severability..........................................................................25
         10.9     Entire Agreement......................................................................25
         10.10    Fees..................................................................................25


         10.11    Publicity.............................................................................26
         10.12    Further Assurances....................................................................26



EXHIBITS

A                 Form of Amendment to the Stockholders Agreement
B                 Form of Amendment to the Registration Rights Agreement


SCHEDULES

2.1               Purchased Shares and Purchase Price
3.5(a)            List of Stockholders and Capital Stock and Stock Equivalents
3.5(b)            Subsidiaries and Investments

                           STOCK PURCHASE AGREEMENT


          STOCK PURCHASE AGREEMENT, dated as of September 21, 1998 (this "Agreement"), among Prime Response Group Inc., a Delaware corporation (the "Company"), General Atlantic Partners 48, L.P., a Delaware limited partnership ("GAP LP"), GAP Coinvestment Partners, L.P., a New York limited partnership ("GAP Coinvestment"), Richard S. Braddock ("Braddock") and Allen Swann ("Swann" and, collectively with GAP LP, GAP Coinvestment and Braddock, the "Purchasers").

          WHEREAS, upon the terms and conditions set forth in this Agreement, the Company proposes to issue and sell to (a) GAP LP, for an aggregate purchase price of $3,642,786, an aggregate of 607,131 shares of Series B Convertible Participating Preferred Stock, par value $.01 per share, of the Company (the "Preferred Stock"), (b) GAP Coinvestment, for an aggregate purchase price of $873,714, an aggregate of 145,619 shares of Preferred Stock, (c) Braddock, for an aggregate purchase price of $82,500, an aggregate of 13,750 shares of Preferred Stock and (d) Swann, for an aggregate purchase price of $600,000, an aggregate of 100,000 shares of Preferred Stock.

          WHEREAS, each share of Preferred Stock is convertible (subject to adjustment) into one share of common stock, par value $.01 per share of the Company (the "Common Stock").

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE 1

                                  DEFINITIONS
                                  -----------

          1.1  Definitions.  As used in this Agreement, and unless the context
               -----------
requires a different meaning, the following terms have the meanings indicated:

          "Affiliate" shall mean any Person who is an "affiliate" as defined in
           ---------
Rule 12b-2 of the General Rules and Regulations under the Exchange Act. The following shall be deemed to be Affiliates of GAP LP: (a) GAP LLC, the members of GAP LLC and the limited partners of GAP LP; (b) any Affiliate of GAP LLC, the members of GAP LLC and the limited partners of GAP LP; and (c) any limited liability company or partnership a majority of whose members or partners, as the case may be, are members of GAP LLC. GAP LP and GAP Coinvestment shall be deemed to be Affiliates of one another.

          "Agreement" means this Agreement as the same may be amended
           ---------
supplemented or modified in accordance with the terms hereof.

          "Audited Financial Statements" has the meaning set forth in Section
           ----------------------------
3.6 of this Agreement.

          "Board of Directors" means the Board of Directors of the Company.
           ------------------

          "Braddock" has the meaning set forth in the recitals to this
           --------
Agreement.

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

          "By-laws" means the by-laws of the Company in effect on the Closing
           -------
Date, as the same may be amended from time to time.

          "Certificate of Designation" means the Certificate of Designation with
           --------------------------
respect to the Preferred Stock adopted by the Board of Directors and filed with the Secretary of State of the State of Delaware on or before the Closing Date.

          "Certificate of Incorporation" means the Certificate of Incorporation
           ----------------------------
of the Company, as the same may be amended from time to time.

          "Claims" means any actions, suits, proceedings, claims, complaints,
           ------
disputes, arbitrations or investigations.

          "Commission" means the Securities and Exchange Commission or any
           ----------
similar agency then having jurisdiction to enforce the Securities Act.

          "Common Stock" has the meaning set forth in the recitals to this
           ------------
Agreement.

          "Company" has the meaning set forth in the recitals to this Agreement.
           -------

          "Condition of the Company" means the assets, business, properties,
           ------------------------
prospects, operations or financial condition of the Company and the Subsidiaries, taken as a whole.

          "Contingent Obligation" means, as applied to any Person, any direct or
           ---------------------
indirect liability of that Person with respect to any Indebtedness, lease, dividend, guaranty, letter of credit or other obligation, contractual or otherwise (the "primary obligation") of another Person (the "primary obligor"),
                ------------------                           ---------------
whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligation or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof. The amount of any Contingent Obligation shall, unless stated to be otherwise in the instrument constituting the Contingent Obligation, be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Board of Directors.

          "Contractual Obligations" means as to any Person, any provision of any
           -----------------------
security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

          "Financial Statements" has the meaning set forth in Section 3.6.
           --------------------

          "First Closing" has the meaning set forth in Section 2.3 of the
           -------------
Agreement.

          "First Closing Date" has the meaning set forth in Section 2.3 of the
           ------------------
Agreement.

          "GAAP" means generally accepted accounting principles in effect from
           ----
time to time in the United States or the United Kingdom, as the case may be.

          "GAP Coinvestment" has the meaning set forth in the recitals to this
           ----------------
Agreement.
          "GAP 42" means General Atlantic Partners 42, L.P., a Delaware limited
           ------
partnership.

          "GAP LLC" means General Atlantic Partners, LLC, a Delaware limited
           -------
liability company and the general partner of GAP LP, and any successor to such entity.

          "GAP LP" has the meaning set forth in the recitals to this Agreement.
           ------


          "GAP/Braddock Purchased Shares" has the meaning set forth in Section
           -----------------------------
2.1 of the Agreement.

          "GAP Purchasers" means GAP LP and GAP Coinvestment.
           --------------

          "Governmental Authority" means the government of any nation, state,
           ----------------------
city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Indemnified Party" has the meaning set forth in Section 7.1 of this
           -----------------
Agreement.

          "Indemnifying Party" has the meaning set forth in Section 7.1 of this
           ------------------
Agreement.

          "Lien" means any mortgage, deed of trust, pledge, hypothecation,
           ----
assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever (excluding preferred stock and equity related preferences), including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease Obligation, or any financing lease having substantially the same economic effect as any of the foregoing.

          "Orders" has the meaning set forth in Section 3.2 of this Agreement.
           ------

          "Person" means any individual, firm, corporation, partnership, trust,
           ------
incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

          "Preferred Stock" has the meaning set forth in the recitals to this
           ---------------
Agreement.

          "Purchased Shares" has the meaning set forth in Section 2.1 of this
           ----------------
Agreement.

          "Purchasers" has the meaning set forth in the recitals to this
           ----------
Agreement.

          "Registration Rights Agreement Amendment" means Amendment No. 1 to the
           ---------------------------------------
Registration Rights Agreement dated as of October 24, 1997, among the Company, GAP 42, GAP Coinvestment and the stockholders named therein, substantially in the form attached hereto as Exhibit B.
                            ---------

          "Requirements of Law" means, as to any Person, any law, statute,
           -------------------
treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

          "Second Closing" has the meaning set forth in Section 2.4 of the
           --------------
Agreement.

          "Second Closing Date" has the meaning set forth in Section 2.4 of the
           -------------------
Agreement.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations of the Commission thereunder.

          "Stock Equivalents" means any security or obligation which is by its
           -----------------
terms convertible into or exchangeable for shares of common stock or other capital stock or equity securities of the Company, and any option, warrant or other subscription or purchase right with respect to common stock or such other capital stock or equity securities.

          "Stockholders Agreement" has the meaning set forth in Section 5.8 of
           ----------------------
this Agreement.

          "Stockholders Agreement Amendment" means Amendment No. 1 to the
           --------------------------------
Stockholders Agreement dated as of October 24, 1997, among the Company, GAP 42, GAP Coinvestment and the stockholders named therein, substantially in the form attached hereto as Exhibit A.
                   ---------

          "Subsidiaries" means Prime Response Limited, a company registered in
           ------------
England and Wales under number 2155722, and a corporation or other Person of which 50% or more of the voting power of the outstanding voting equity securities or 50% or more of the outstanding economic equity interest is held, directly or indirectly, by such Person. Unless otherwise qualified, or the contest otherwise requires, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

          "Swann" has the meaning set forth in the recitals to this Agreement.
           -----

          "Swann Purchased Shares" has the meaning set forth in Section 2.1 of
           ----------------------
this Agreement.

          "Transaction Documents" means collectively, this Agreement, the
           ---------------------
Stockholders Agreement Amendment and the Registration Rights Agreement
Amendment.

          "Unaudited Financial Statements" has the meaning set forth in Section
           ------------------------------
3.6 of this Agreement.

          1.2  Accounting Terms; Financial Statements.  All accounting terms
               --------------------------------------
used herein not expressly defined in this Agreement shall have the respective meanings given to them in accordance with sound accounting practice. The term "sound accounting practice" shall mean such accounting practice as, in the opinion of the independent certified public accountants regularly retained by the Company, conforms at the time to GAAP applied on a consistent basis except for changes with which such accountants concur.


                                   ARTICLE 2

                     PURCHASE AND SALE OF PREFERRED STOCK
                     ------------------------------------

          2.1  Purchase and Sale of Preferred Stock.  Subject to the terms and
               ------------------------------------
conditions herein set forth, (a) the Company agrees to issue and sell to each of the GAP Purchasers and Braddock, and each of the GAP Purchasers and Braddock agrees that it or he will purchase from the Company, at the First Closing, and
(b) the Company agrees to issue and sell to Swann, and Swann agrees that he will purchase from the Company, at the Second Closing, the aggregate number of shares of Preferred Stock set forth opposite such Purchaser's name on Schedule 2.1
                                                               ------------
hereto, for the aggregate purchase price set forth opposite such Purchaser's name on Schedule 2.1 hereto (the shares of Preferred Stock being purchased
        ------------
hereunder by the GAP Purchasers and Braddock being referred to herein as the "GAP/Braddock Purchased Shares" and the shares of Preferred Stock being purchased hereunder by Swann being referred to herein as the "Swann Purchased Shares" and, together with the GAP/Braddock Purchased Shares, the "Purchased Shares").

          2.2  Certificate of Designation. The Purchased Shares shall be
               --------------------------
shares of Preferred Stock of the Company issued pursuant to the Certificate of Designation.

          2.3  First Closing.  Unless this Agreement shall have terminated
               -------------
pursuant to Article 9 and subject to the satisfaction or waiver of the conditions set forth in Sections 5.1 and 6.1, the closing of the sale and purchase of the GAP/Braddock Purchased Shares (the "First Closing") shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, no later than 4:00 p.m., New York time, on the first Business Day following the date upon which the conditions set forth in Sections 5.1 and 6.1 shall be satisfied or waived in accordance with this Agreement, or at such other time, place, and date that the Company and the Purchasers may agree in writing (the "First Closing Date"). On the First Closing Date, the Company shall deliver to each GAP Purchaser and Braddock a certificate representing the GAP/Braddock Purchased Shares being purchased by such GAP Purchaser and Braddock against delivery by such GAP Purchaser and Braddock to the Company of the aggregate purchase price therefor (as set forth opposite such GAP Purchaser's and Braddock's name on Schedule 2.1 hereto) by wire transfer of
                                       ------------
immediately available funds.


          2.4  Second Closing.  Subject to the satisfaction or waiver of the
               --------------
conditions set forth in Sections 5.2 and 6.2, the closing of the sale and purchase of the Swann Purchased Shares (the "Second Closing") shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, no later than 4:00 p.m., New York time, on the first Business Day following the date upon which the conditions set forth in Sections 5.2 and 6.2 shall be satisfied or waived in accordance with this Agreement, or at such other time, place and date that the Company and Swann may agree in writing (the "Second Closing Date"), but in no event later than October 31, 1998. On the Second Closing Date, the Company shall deliver to Swann a certificate representing the Swann Purchased Shares being purchased by Swann against delivery by Swann to the Company of the aggregate purchase price therefor (as set forth opposite Swann's name on
Schedule 2.1 hereto) by wire transfer of immediately available funds.
------------


                                   ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

          The Company represents and warrants to the Purchasers as follows:

          3.1  Corporate Existence and Power.  Each of the Company and the
               -----------------------------
Subsidiaries (a) is, in the case of the Company and its Subsidiaries (other than Prime Response Limited), a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, and in the case of Prime Response Limited, is a company registered in England and Wales under number 2155722; (b) has all requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is proposed to be, engaged; (c) is, in the case of the Company and its Subsidiaries (other than Prime Response Limited), duly qualified as a foreign corporation, licensed and in good standing, and in the case of Prime Response Limited, is duly registered and remains subsisting under the laws of each jurisdiction in which its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to do so would not have a material adverse effect on the Condition of the Company; and (d) has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party. No jurisdiction, other than those referred to in clause (c) above, has claimed, in writing or otherwise, that the Company or any of the Subsidiaries is required to qualify as a foreign corporation therein, and neither the Company nor the Subsidiaries files any franchise, income or other tax returns in any other jurisdiction based upon the ownership or use of property therein or the derivation of income therefrom.

          3.2  Authorization; No Contravention.  The execution, delivery and
               -------------------------------
performance by the Company of this Agreement and each of the other Transaction Documents and the transactions contemplated hereby and thereby (a) have been duly authorized by all necessary corporate action of the Company; (b) do not contravene the terms of the Certificate of Incorporation or the By-laws, or any certificate of incorporation or by-laws or other organizational documents of any of the Subsidiaries; (c) do not violate, conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation of the Company or any of the Subsidiaries, or any Requirement of Law applicable to the Company or any of the Subsidiaries; and (d) do not violate any judgment, injunction, writ, award, decree or order of any nature (collectively, "Orders") of any Governmental Authority against, or binding upon, the Company or any of the Subsidiaries.

          3.3  Governmental Authorization; Third Party Consents.  No approval,
               ------------------------------------------------
consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the sale, issuance and delivery of the Purchased Shares) by, or enforcement against, the Company of this Agreement and the other Transaction Documents or the transactions contemplated hereby and thereby.

          3.4  Binding Effect.  Each of the Transaction Documents has been
               --------------
duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

          3.5  Capitalization.
               --------------

          (a) On the Second Closing Date, after giving effect to the transactions contemplated by this Agreement, the authorized capital stock of the Company shall consist of (i) 30,000,000 shares of Common Stock, of which 9,380,000 shares are issued and outstanding, (ii) 1,155,000 shares of Series A Convertible Participating Preferred Stock of the Company, all of which are issued and outstanding to GAP 42 and GAP Coinvestment and (iii) 866,500 shares of Preferred Stock, of which 866,500 shares will be issued and outstanding to the Purchasers. Schedule 3.5(a) sets forth, at and on the Second Closing Date, a
                ---------------
true and complete list of (x) the stockholders of the Company (including any trust or escrow agent arrangement created in connection with any employee stock option plan) and, opposite the name of each stockholder, the amount of all outstanding capital stock and Stock Equivalents owned by such stockholder and
(y) the holders of Stock Equivalents (other than the stockholders set forth in clause (x) above) and, opposite the name of each such holder, the amount of all Stock Equivalents owned by such holder. As of the Second Closing Date, the Company will have reserved an aggregate of 866,500 shares of Common Stock for issuance upon conversion of the Purchased Shares. Except as set forth on
Schedule 3.5(a), there are no options, warrants, conversion privileges,
---------------
subscription or purchase rights or other rights presently outstanding to purchase or otherwise acquire (i) any authorized but unissued, unauthorized or treasury shares of the Company's capital stock, (ii) any Stock Equivalents or
(iii) other securities of the Company. As of the First Closing Date and the Second Closing Date, respectively, the GAP/Braddock Purchased Shares and the Swann Purchased Shares, respectively, will be duly authorized, and when issued and sold to the GAP Purchasers and Swann, respectively, after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable and will be issued in compliance with the registration and qualification requirements of all applicable U.S. federal, state and foreign securities laws (or pursuant to exemptions therefrom). The shares of Common Stock issuable upon conversion of the Purchased Shares are duly authorized and, when issued in compliance with the provisions of the Certificate of Incorporation, will be validly issued, fully paid and nonassessable.

          (b) Except as set forth in Schedule 3.5(b), neither the Company nor any of the Subsidiaries directly or indirectly owns or has made any investment in any of the capital stock of, or any other proprietary interest in, any Person other than Prime Response Limited, a company registered in England and Wales under number 2155722. The Company owns all of the issued and outstanding capital stock of the Subsidiaries, free and clear of all Liens. All of such shares of capital stock are duly authorized, validly issued and fully paid, and all of such shares were issued in compliance with the requirements of all applicable Requirements of Law. Except as set forth on Schedule 3.5(b), there are no options, warrants, conversion privileges, subscription or purchase rights or other rights to purchase or otherwise acquire any authorized but unissued shares or other securities of, or any proprietary interest in, the Subsidiaries, and there is no outstanding security of any kind convertible into or exchangeable for such shares or proprietary interest.

          3.6  Financial Statements.  By the First Closing Date, the Company
               --------------------
shall have delivered to the Purchasers its audited consolidated financial statements (balance sheet and statements of operation, cash flow and stockholders' equity, together with the notes thereto) for the fiscal years ended December 31, 1996 and December 31, 1997 (the "Audited Financial Statements"), and its consolidated unaudited financial statements (balance sheet and statement of operations) for the six months ended June 30, 1998 (the "Unaudited Financial Statements" and, together with the Audited Financial Statements, the "Financial Statements"). The Financial Statements shall be prepared in accordance with United States GAAP applied on a consistent basis throughout the periods indicated and with each other, except that the Unaudited Financial Statements shall not contain footnotes or normal year-end adjustments. The Financial Statements, at the time of their delivery to the Purchasers and at all other times, shall fairly present the financial condition, operating results and cash flows of the Company as of the respective dates and for the respective periods indicated in accordance with United States GAAP, except that the Unaudited Financial Statements shall not contain footnotes or normal year-end adjustments.

          3.7  No Default or Breach; Contractual Obligations.  Neither the
               ---------------------------------------------
Company nor any of its Subsidiaries has received notice of, and is not in default under, or with respect to, any Contractual Obligation in any respect, which, individually or together with all such defaults, could have a material adverse effect on (i) the Condition of the Company or (ii) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents to which it is a party.

          3.8  No Material Adverse Change; Ordinary Course of Business.    Since
               -------------------------------------------------------
January 1, 1998, (a) there has not been any material adverse change, nor to the knowledge of the Company is any such change threatened, in the Condition of the Company, (b) except for the acquisition of the "MIND" product from Admiral Computing plc, the Company has not participated in any transaction or otherwise acted outside the ordinary course of business, including, without limitation, declaring or paying any dividend or declaring or making any distribution to its stockholders except out of the earnings of the Company and (c) the Company has not increased the compensation of any of its officers or the rate of pay of any of its employees, except as part of regular compensation increases in the ordinary course of business.

          3.9  Private Offering.  No form of general solicitation or general
               ----------------
advertising was used by the Company or its representatives in connection with the offer or sale of the Purchased Shares. No registration of the Purchased Shares, pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, will be required by the offer, sale or issuance of the Purchased Shares.

          3.10  Broker's, Finder's or Similar Fees.  There are no brokerage
                ----------------------------------
commissions, finder's fees or similar fees or commissions payable by the Company or any of its Subsidiaries in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any of its Subsidiaries or any action taken by any such Person.

          3.11  Disclosure.  This Agreement and the documents and certificates
                ----------
furnished to the Purchasers by the Company, taken as a whole, do not contain any untrue statement of a material fact or to the Company's knowledge omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

          3.12  Revised Product Plan of Record.  The Company has delivered to
                ------------------------------
each of GAP LP and GAP Coinvestment a revised Product Plan of Record.


                                   ARTICLE 4

               REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS
               ------------------------------------------------

          Each of the Purchasers hereby represents and warrants (severally as to itself and not jointly) to the Company as follows:

          4.1  Existence and Power.  Each of GAP LP and GAP Coinvestment (a)
               -------------------
is a partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (b) has all requisite power and authority to conduct the business in which it is currently, or is proposed to be, engaged, and (c) has the requisite partnership power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party.

          4.2  Capacity.  Each of the Purchasers (other than GAP LP and GAP
               --------
Coinvestment) has the legal capacity to execute, deliver and perform his obligations under this Agreement and each of the other Transaction Documents to which he is a party.

          4.3  Authorization; No Contravention.  The execution, delivery and
               -------------------------------
performance by such Purchaser of this Agreement and each of the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby, including, without limitation, the purchase of the Purchased Shares, (a) have, in the case of GAP LP and GAP Coinvestment, been duly authorized by all necessary partnership action, (b) do not, in the case of GAP LP and GAP Coinvestment, contravene the terms of such Purchaser's organizational documents, or any amendment thereof, (c) do not violate, conflict with or result in any breach or contravention of or the creation of any Lien under, any Contractual Obligation of such Purchaser, or any Requirement of Law applicable to such Purchaser and
(d) do not violate any Orders of any Governmental Authority against, or binding upon, such Purchaser.

          4.4  Governmental Authorization; Third Party Consents.  No approval,
               ------------------------------------------------
consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the purchase of the Purchased Shares) by, or enforcement against, such Purchaser of this Agreement and each of the other Transaction Documents to which such Purchaser is a party or the transactions contemplated hereby and thereby.

          4.5  Binding Effect.  Each of the Transaction Documents to which
               --------------
such Purchaser is a party has been duly executed and delivered by such Purchaser, and each constitutes the legal, valid and binding obligations of such Purchaser, enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

          4.6  Purchase for Own Account.  The Purchased Shares to be acquired
               ------------------------
by such Purchaser pursuant to this Agreement and the shares of Common Stock issuable upon conversion of the Purchased Shares are being or will be acquired for investment for its own account and with no intention of distributing or reselling, or granting any participation in, such Purchased Shares, such shares of Common Stock or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state or foreign jurisdiction, without prejudice, however, to the rights of such Purchaser at all times to sell or otherwise dispose of all or any part of such Purchased Shares or such shares of Common Stock under an effective registration statement under the Securities Act and under the applicable state or foreign securities laws, or under an exemption from such registration available under such laws, and subject, nevertheless, to the disposition of such Purchaser's property being at all times within its control. If such Purchaser should in the future decide to dispose of any of such Purchased Shares or such shares of Common Stock, such Purchaser understands and agrees that it may do so only in compliance with the Securities Act and applicable state and foreign securities laws, as then in effect. Such Purchaser agrees to the imprinting, so long as required by law, of legends on certificates representing all of its Purchased Shares and shares of Common Stock issuable upon conversion of its Purchased Shares as required by any applicable state securities laws and to the following effect (and acknowledges that the Company will make a notation on its transfer books to such effect):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION OF THE UNITED STATES. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND UNDER THE APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, IF REQUESTED BY THE COMPANY, THAT THERE IS AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

     THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A "TRANSFER") AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE STOCKHOLDERS AGREEMENT, DATED OCTOBER 24, 1997, AMONG PRIME RESPONSE GROUP INC. AND THE STOCKHOLDERS NAMED THEREIN AS AMENDED BY AMENDMENT NO. 1 THERETO (THE "STOCKHOLDERS AGREEMENT"). THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE STOCKHOLDERS AGREEMENT. THE COMPANY WILL MAIL A COPY OF SUCH AGREEMENT, TOGETHER WITH A COPY OF THE EXPRESS TERMS OF THE SECURITIES AND THE OTHER CLASS OR CLASSES AND SERIES OF SHARES, IF ANY, WHICH THE COMPANY IS AUTHORIZED TO ISSUE, TO THE RECORD HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR.

          4.7  Restricted Securities.  Such Purchaser understands that the
               ---------------------
Purchased Shares will not be registered under the Securities Act at the time of their issuance for the reason that the sale provided for in this Agreement is exempt pursuant to Rule 506 of Regulation D promulgated under the Securities Act and that the reliance of the Company on such exemption is predicated in part on such Purchaser's representations set forth herein. Such Purchaser also represents that it is experienced in evaluating companies such as the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to suffer the total loss of its investment. Such Purchaser further represents that it has had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering and the Company's business, management and financial affairs and to obtain additional information to such Purchaser's satisfaction.

          4.8  Investment Experience.  Each Purchaser is an investor in
               ---------------------
securities of companies in the development stage and acknowledges that it has, by reason of its business and financial experience, the capacity to protect its own interest in connection with the transaction and that it is able to bear the economic risk of its investment in the transaction. GAP Coinvestment and each of the partners of GAP LP is an "Accredited Investor" as defined in Rule 501(a) under the Securities Act.

          4.9  Broker's, Finder's or Similar Fees.  There are no brokerage
               ----------------------------------
commissions, finder's fees or similar fees or commissions payable by such Purchaser, in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with such Purchaser or any action taken by such Purchaser.


                                   ARTICLE 5

                         CONDITIONS TO THE OBLIGATION
                          OF THE PURCHASERS TO CLOSE
                          --------------------------

          5.1  GAP Purchasers' and Braddock's Conditions.   The obligation
               -----------------------------------------
of the GAP Purchasers and Braddock to purchase the GAP/Braddock Purchased Shares, to pay the purchase price therefor at the First Closing and to perform their other obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, the GAP Purchasers and Braddock of the following conditions on or before the First Closing Date:

          (a) Secretary's Certificate.  The GAP Purchasers and Braddock shall
              -----------------------
have received a certificate from the Company, in form and substance reasonably satisfactory to the GAP Purchasers and Braddock, dated the First Closing Date and signed by the Secretary or an Assistant Secretary of the Company, certifying that the attached copies of the Certificate of Incorporation, the By-laws, the Certificate of Designation and resolutions of the Board of Directors approving this Agreement and each of the other Transaction Documents to which the Company is a party and the transactions contemplated hereby and thereby, are all true, complete and correct and remain unamended and in full force and effect.

          (b) Filing of Certificate of Designation.  The Certificate of
              ------------------------------------
Designation shall be in a form reasonably satisfactory to the GAP Purchasers and Braddock, and shall have been duly filed by or on behalf of the Company with the Secretary of State of the State of Delaware in accordance with the General Corporation Law of the State of Delaware.

          (c) Stockholders Agreement Amendment.  The Company, James Carling,
              --------------------------------
Nevin Prakash and the other stockholders party thereto shall have duly executed and delivered the Stockholders Agreement Amendment.

          (d) Registration Rights Agreement Amendment.  The Company, James
              ---------------------------------------
Carling and Nevin Prakash shall have duly executed and delivered the Registration Rights Agreement Amendment.

          (e) Purchased Shares.  The Company shall be prepared to deliver to the
              ----------------
GAP Purchasers and Braddock certificates in definitive form representing the number of Purchased Shares set forth opposite such GAP Purchaser's and Braddock's name on Schedule 2.1 hereto, registered in the name of such GAP
                   ------------
Purchaser and Braddock.

          (f)  Revised Budget.  Each GAP Purchaser shall have received a
               --------------
revised budget of the Company for fiscal year 1999 in form and substance reasonably satisfactory to such Purchasers.

          (g) Financials.  Each GAP Purchaser shall have received the Financial
              ----------
Statements in form and substance reasonably satisfactory to such Purchasers.

          (h) Waivers.  James Carling and Nevin Prakash shall have waived any
              -------
preemptive rights with respect to the Purchased Shares pursuant to Section 4 of the Stockholders Agreement dated as of October 24, 1997, among the Company, GAP 42, GAP Coinvestment and the Stockholders named therein (the "Stockholders Agreement").

          (i) Representations and Warranties.  All of the representations and
              ------------------------------
warranties of the Company contained in Article 3 hereof shall be true and correct in all material respects (except for any such representations and warranties which are qualified by their terms by a reference to materiality or material adverse effect, which representations and warranties as so qualified shall be true and correct in all respects) on and as of First Closing Date, as if made by the Company on and as of such date.

          (j) Compliance with this Agreement.  The Company shall have performed
              ------------------------------
and complied in all material respects with all of the agreements and conditions set forth herein that are required to be performed or complied with by it on or before the First Closing Date.

          (k) Officer's Certificate. The GAP Purchasers and Braddock shall have
              ---------------------
received a certificate from the Company, in form and substance reasonably satisfactory to the GAP Purchasers and Braddock, dated the First Closing Date and signed by the President of the Company, certifying that (a) the representations and warranties of the Company contained in Article 3 hereof are true and correct in all material respects (except for any such representations and warranties which are qualified by their terms by a reference to materiality or material adverse effect, which representations and warranties as so qualified are true and correct in all respects) on and as of the First Closing Date as if made by the Company on as of such date; and (b) the Company has performed and complied in all material respects with all of the agreements and conditions set forth or contemplated herein that are required to be performed or complied with by it on or before the First Closing Date.

          (l) No Material Adverse Change.  Since the date hereof, there shall
              --------------------------
have been no material adverse change in the Condition of the Company.

          (m) No Material Judgment or Order.  There shall not be on the First
              -----------------------------
Closing Date any Order of a court of competent jurisdiction or any ruling of any Governmental Authority or any condition imposed under any Requirement of Law which would, in the reasonable judgment of the GAP Purchasers and Braddock, (a) prohibit or restrict (i) the purchase of the Purchased Shares or (ii) the consummation of the transactions contemplated by this Agreement, (b) subject the GAP Purchasers and Braddock to any material penalty or onerous condition under or pursuant to any Requirement of Law if the Purchased Shares were to be purchased hereunder or (c) restrict the operation of the business of the Company or any of the Subsidiaries as conducted on the date hereof in a manner that would have a material adverse effect on the Condition of the Company.

          (n) No Litigation.  No action, suit, proceeding, claim or dispute
              -------------
shall have been brought or otherwise arisen at law, in equity, in arbitration or before any Governmental Authority against the Company which would, if adversely determined, (a) have a material adverse effect on the Condition of the Company or (b) have a material adverse effect on the ability of the Company to perform its obligations under this Agreement or each of the other Transaction Documents.

          5.2  Swann's Conditions.   The obligation of Swann to purchase the
               ------------------
Swann Purchased Shares, to pay the purchase price therefor at the Second Closing and to perform his other obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, Swann of the following conditions on or before the Second Closing Date:

          (a) Purchased Shares.  The Company shall be prepared to deliver to
              ----------------
Swann certificates in definitive form representing the number of Swann Purchased Shares set forth opposite Swann's name on Schedule 2.1 hereto, registered in the name Swann.


                                   ARTICLE 6

                         CONDITIONS TO THE OBLIGATION
                            OF THE COMPANY TO CLOSE
                        ------------------------------

          6.1  First Closing Conditions.  The obligation of the Company to
               ------------------------
issue and sell the GAP/Braddock Purchased Shares and the obligation of the Company to perform its other obligations hereunder, shall be subject to the satisfaction as determined by, or waiver by, the Company of the following conditions on or before the First Closing Date:

          (a) Stockholders Agreement Amendment.  The GAP Purchasers and Braddock
              --------------------------------
shall have duly executed and delivered the Stockholders Agreement Amendment.

          (b) Registration Rights Agreement Amendment.  The GAP Purchasers shall
              ---------------------------------------
have duly executed and delivered the Registration Rights Agreement Amendment.

          (c) Payment by the GAP Purchasers.  Each GAP Purchaser and Braddock
              -----------------------------
shall be prepared to pay the aggregate purchase price for its Purchased Shares.

          (d) Certificate of Designation.  The Certificate of Designation shall
              --------------------------
be in a form reasonably satisfactory to the Company.

          (e) Waiver.  GAP 42 shall have waived any preemptive rights with
              ------
respect to the Purchased Shares pursuant to Section 4 of the Stockholders Agreement.

          (f) Representations and Warranties.  The representations and
              ------------------------------
warranties of the GAP Purchasers and Braddock contained in Article 4 hereof shall be true and correct in all material respects on and as of the First Closing Date as if made on and as of such date.

          (g) Compliance with this Agreement.  Each of the GAP Purchasers and
              ------------------------------
Braddock shall have performed and complied in all material respects with all of the agreements and conditions set forth herein that are required to be performed or complied with by such GAP Purchaser and Braddock on or before the First Closing Date.

          (h) No Material Judgment or Order.  There shall not be on the First
              -----------------------------
Closing Date any Order of a court of competent jurisdiction or any ruling of any Governmental Authority or any condition imposed under any Requirement of Law which would, in the judgment of the Company, (a) prohibit or restrict (i) the sale of the Purchased Shares or (ii) the consummation of the transactions contemplated by this Agreement, (b) subject the Company to any penalty or onerous condition under or pursuant to any Requirement of Law if the Purchased Shares were to be sold hereunder or (c) restrict the operation of the business of the Company or any of the Subsidiaries as conducted on the date hereof in a manner that would have a material adverse effect on the Condition of the Company.

          6.2  Second Closing Conditions.  The obligation of the Company to
               -------------------------
issue and sell the Swann Purchased Shares shall be subject to the satisfaction as determined by, or waiver by, the Company of the following conditions on or before the Second Closing Date:

          (a) Stockholders Agreement Amendment.  Swann shall have duly executed
              --------------------------------
and delivered the Stockholders Agreement Amendment.

          (b) Payment by Swann.  Swann shall be prepared to pay the aggregate
              ----------------
purchase price for his Purchased Shares.

          (c) Representations and Warranties.  The representations and
              ------------------------------
warranties of Swann contained in Article 4 hereof shall be true and correct in all material respects on and as of the Second Closing Date as if made on and as of such date.

          (d) Compliance with this Agreement.  Swann shall have performed and
              ------------------------------
complied in all material respects with all of his agreements and conditions set forth herein that are required to be performed or complied with by it on or before the Second Closing Date.


                                   ARTICLE 7

                                INDEMNIFICATION
                                ---------------

          7.1  Indemnification.  Except as otherwise provided in this Article
               ---------------
7, the Company and each of the Purchasers, severally and not jointly, as applicable (the "Indemnifying Party"), agrees to indemnify, defend and hold harmless the Purchasers, in the case of indemnity by the Company, or the Company, in the case of indemnity by the Purchasers, as applicable, and their Affiliates and their respective officers, directors, agents, employees, subsidiaries, partners, members and controlling persons (each, an "Indemnified Party") to the fullest extent permitted by law from and against any and all losses, Claims (including any Claim by a third party), damages, expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnified Party in any action between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party or otherwise) or other liabilities (collectively, "Losses") resulting from, arising out of or relating to any breach of any representation or warranty, covenant or agreement by the Indemnifying Party in this Agreement or the other Transaction Documents, including, without limitation, any legal, administrative or other actions (including actions brought by the Purchasers or the Company or any equity holders or partners of such Persons or derivative actions brought by any Person claiming through or in the Company's name or in the name of either of the Purchasers), proceedings or investigations (whether formal or informal), or written threats thereof, based upon, relating to or arising out of this Agreement or the other Transaction Documents, the transactions contemplated hereby and thereby, or any Indemnified Party's role therein or in transactions contemplated thereby; provided, that the Indemnifying Party shall not be
                      --------
liable under this Section 7.1 to an Indemnified Party to the extent that it is finally judicially determined that such Losses resulted primarily from the material breach by such Indemnified Party of any representation, warranty, covenant or other agreement of such Indemnified Party contained in this Agreement; and provided, further, that if and to the extent that such
               --------  -------
indemnification is unenforceable for any reason, the Indemnifying Party shall make the maximum contribution to the payment and satisfaction of such Losses which shall be permissible under applicable laws. The amount of any payment by any Indemnifying Party to any Indemnified Party herewith in respect of any Loss shall be of sufficient amount to make such Indemnified Party whole, and, in the case of indemnity by the Company, shall consist of an amount sufficient to make up any diminution in the value of the Purchased Shares held by such Indemnified Party resulting from the payment by the Company of such indemnification payment. In connection with the obligation of the Indemnifying Party to indemnify for expenses as set forth above, the Indemnifying Party shall, upon presentation of appropriate invoices containing reasonable detail, reimburse each Indemnified Party for all such expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnified Party in any action between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party or otherwise) as they are incurred by such Indemnified Party; provided, however, that if an Indemnified Party is reimbursed hereunder
       --------  -------
 for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Losses in question resulted primarily from the willful misconduct or gross negligence of such Indemnified Party. Notwithstanding the foregoing, indemnification with respect to this
Section 7.1 by the Company shall be limited to the aggregate consideration paid by the Purchasers for the Purchased

Shares, and indemnification by the Purchasers shall be limited to the aggregate consideration paid by such Purchaser for its Purchased Shares.

          7.2  Notification.  Each Indemnified Party under this Article 7
               ------------
shall, promptly after the receipt of notice of the commencement of any action, investigation, claim or other proceeding against such Indemnified Party in respect of which indemnity may be sought from the Indemnifying Party under this
Article 7, notify the Indemnifying Party in writing of the commencement thereof. The omission of any Indemnified Party to so notify the Indemnifying Party of any such action shall not relieve the Indemnifying Party from any liability which it may have to such Indemnified Party (a) other than pursuant to this Article 7 or
(b) under this Article 7 unless, and only to the extent that, such omission results in the Indemnifying Party's forfeiture of substantive rights or defenses. In case any such action, claim or other proceeding shall be brought against any Indemnified Party, and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to assume the defense thereof at its own expense, with counsel satisfactory to such Indemnified Party in its reasonable judgment; provided, however, that any
                                              --------  -------
Indemnified Party may, at its own expense, retain separate counsel to participate in such defense at its own expense. Notwithstanding the foregoing, in any action, claim or proceeding in which both the Indemnifying Party, on the one hand, and an Indemnified Party, on the other hand, are, or are reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel at the expense of the Indemnifying Party and to control its own defense of such action, claim or proceeding if, in the reasonable opinion of counsel to such Indemnified Party, a conflict or potential conflict exists between the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable; provided, however, that the Indemnifying Party shall not be liable for the fees
--------  -------
and expenses of more than one counsel to all Indemnified Parties. The Indemnifying Party agrees that it will not, without the prior written consent of the Indemnified Party, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising or that may arise out of such claim, action or proceeding. The Indemnifying Party shall not be liable for any settlement of any claim, action or proceeding effected against an Indemnified Party without the Indemnifying Party's written consent, which consent shall not be unreasonably withheld. The rights accorded to an Indemnified Party hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise; provided, however, that notwithstanding
                                         --------  -------
the foregoing or anything to the contrary contained in this Agreement, nothing in this Article 7 should restrict or limit any rights that any Indemnified Party may have to seek equitable relief.

                                   ARTICLE 8

                             AFFIRMATIVE COVENANTS
                             ---------------------

          The Company hereby covenants and agrees with the Purchasers as follows:

          8.1  Preservation of Existence.  From the date hereof until the
               -------------------------
First Closing Date, the Company shall and shall cause each of its Subsidiaries to:

          (a) preserve and maintain in full force and effect its existence and good standing under the laws of its jurisdiction of formation or organization;

          (b) preserve and maintain in full force and effect all material rights, privileges, qualifications, applications, estimates, licenses and franchises necessary in the normal conduct of its business;

          (c) use its reasonable efforts to preserve its business organization;

          (d) conduct its business in the ordinary course and in accordance with sound business practices, keep its properties in good working order and condition (normal wear and tear excepted), and from time to time make all needed repairs to, renewals of or replacement of its properties (except to the extent that any of such properties are obsolete or are being replaced) so that the efficiency of its business operations shall be fully maintained and preserved;

          (e) comply in all material respects with all Requirements of Law and with the directions of any Governmental Authority having jurisdiction over the Company or any of its Subsidiaries or their respective business or property;

          (f) file or cause to be filed in a timely manner all reports, applications, estimates and licenses that shall be required by a Governmental Authority and that, if not timely filed, would have a material adverse effect on the Condition of the Company;

          (g) except in the ordinary course of business, refrain from making any change in the rate or form of compensation or remuneration payable or to become payable to any of its stockholders, directors, officers, employees or agents; and
          (h) refrain from (i) reserving, declaring, making or paying any dividend on the issued and outstanding shares of capital stock of the Company or any of its Subsidiaries, or making any other distributions or appropriations of profits or capital, or (ii) redeeming, retiring, repurchasing or otherwise acquiring shares of capital stock of the Company or any of its Subsidiaries.


                                   ARTICLE 9

                           TERMINATION OF AGREEMENT
                           ------------------------

          9.1  Termination.  This Agreement may be terminated prior to the
               -----------
First Closing as follows:

          (a) at any time on or prior to the First Closing Date, by mutual written consent of the Company and the GAP Purchasers;

          (b) at the election of the Company or the GAP Purchasers by written notice to the other parties hereto after 5:00 p.m., New York time, on September 30, 1998, if the First Closing shall not have occurred, unless such date is extended by the mutual written consent of the Company and the GAP Purchasers; provided, however, that the right to terminate this Agreement under this Section
--------  -------
9.1(b) shall not be available to any party whose breach of any representation, warranty, covenant or agreement under this Agreement has been the cause of, or resulted in, the failure of the First Closing to occur on or before such date;

          (c) at the election of the Company, if there has been a material breach of any representation, warranty, covenant or agreement on the part of any Purchaser contained in this Agreement, which breach has not been cured within fifteen (15) Business Days of notice to the Purchasers of such breach; or

          (d) at the election of the GAP Purchasers, if there has been a material breach of any representation, warranty, covenant or agreement on the part of the Company contained in this Agreement, which breach has not been cured within fifteen (15) Business Days notice to the Company of such breach.

If this Agreement so terminates, it shall become null and void and have no further force or effect, except as provided in Section 9.2.

          9.2  Survival.  If this Agreement is terminated and the transactions
               --------
contemplated hereby are not consummated as described above, this Agreement shall become void and of no further force and effect; except for the provisions of
Article 1, Section 10.10 and this Section 9.2; provided that (a) none of the
                                               --------
parties hereto shall have any liability in respect of a termination of this Agreement pursuant to Section 9.1(a) or Section 9.1(b) and (b) nothing shall relieve any party from any liability for actual damages resulting from a termination of this Agreement pursuant to Section

9.1(c) or 9.1(d); and provided, further, that none of the parties hereto shall
                      --------  -------
have any liability for speculative, indirect, unforeseeable or consequential damages resulting from any legal action relating to this Agreement or any termination of this Agreement.

                                  ARTICLE 10

                                 MISCELLANEOUS
                                 -------------

          10.1  Survival of Representations and Warranties.  All of the
                ------------------------------------------
representations and warranties made herein shall survive the execution and delivery of this Agreement, any investigation by or on behalf of the Company or the Purchasers, or acceptance of the Purchased Shares or termination of this Agreement until the third anniversary of the First Closing Date.

          10.2  Notices.  All notices, demands and other communications
                -------
provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

               (a)  if to the Company or any party
                    (other than GAP LP or
                    GAP Coinvestment):

                    Prime Response Group Inc.
                    Goat Wharf, Brentwood,
                    TW8OPD
                    United Kingdom
                    Telecopy:  011-441-814-003-133
                    Attention:  Nigel Cannings, Esq.

                    with a copy to:

                    Brobeck Phleger & Harrison LLP
                    Two Embarcadero Place
                    2200 Geng Road
                    Palo Alto, CA 94303
                    Telecopy:  (650) 496-2755
                    Attention:  Thomas A. Bevilacqua, Esq.

               (b)  if to GAP LP or GAP Coinvestment:

                    c/o General Atlantic Service Corporation
                    3 Pickwick Plaza
                    Greenwich, Connecticut 06830
                    Telecopy:  (203) 622-8818
                    Attention:  William E. Ford and
                                David A. Rosenstein, Esq.

                    with a copy to:

                    Paul, Weiss, Rifkind, Wharton & Garrison
                    1285 Avenue of the Americas
                    New York, New York 10019-6064
                    Telecopy:  (212) 757-3990
                    Attention:  Matthew Nimetz, Esq.

          All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if properly telecopied.

          10.3  Successors and Assigns; Third Party Beneficiaries.  This
                -------------------------------------------------
Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Subject to applicable securities laws, each of the Purchasers may assign any of its rights under any of the Transaction Documents to any of its Affiliates. The Company may not assign any of its rights under this Agreement without the written consent of the holders of a majority of the Purchased Shares. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

          10.4  Amendment and Waiver.
                --------------------

          (a) No failure or delay on the part of the Company or the Purchasers in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Purchasers at law, in equity or otherwise.

          (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or the Purchasers from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by the Company and the holders of a majority of the Purchased Shares. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

          10.5  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          10.6  Headings.  The headings in this Agreement are for convenience
                --------
of reference only and shall not limit or otherwise affect the meaning hereof.

          10.7  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.

          10.8  Severability.  If any one or more of the provisions contained
                ------------
herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

          10.9  Entire Agreement.  This Agreement, together with the exhibits
                ----------------
and schedules hereto and the other Transaction Documents, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits hereto, and the other Transaction Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

          10.10  Fees.  Upon the First Closing the Company shall reimburse GAP
                 ----
LP and GAP Coinvestment, in an aggregate amount not to exceed $30,000, for their reasonable fees, disbursements and other charges of counsel incurred in connection with the transactions contemplated by this Agreement. Except as provided in the preceding sentence, each party hereto shall bear their own costs and expenses in connection with the preparation, execution and delivery of this Agreement and other Transaction Documents, and the transactions contemplated hereby and thereby.

          10.11  Publicity.  Except as may be required by any applicable
                 ---------
Requirement of Law, none of the parties hereto shall issue a publicity release or public announcement or otherwise make any disclosure concerning this Agreement or the transactions contemplated hereby, without prior approval by the other parties hereto (which approval shall not be unreasonably withheld); provided, however, that nothing in this Agreement shall restrict any Purchaser
--------  -------
from disclosing information (a) that is already publicly available; (b) to the prospective transferee in connection with any contemplated transfer of any of the Purchased Shares; and (c) to its attorneys, accountants, consultants and other advisors to the extent necessary to obtain their services in connection with such Purchaser's investment in the Company. GAP LLC may disclose on its worldwide web page, www.gapartners.com, the name of the Company, its address, the identity of its Chief Executive Officer, a description of the Company's business (which description shall be reasonably acceptable to the Company) and the aggregate dollar amount invested by GAP LLC and its Affiliates in the Company. If any announcement is required by any applicable Requirement of Law to be made by any party hereto, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties an opportunity to comment thereon.

          10.12  Further Assurances.  Each of the parties shall execute such
                 ------------------
documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person, and otherwise fulfilling, or causing the fulfillment of, the conditions to First Closing and the Second Closing set forth in Articles 5 and
6) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement and to consummate and make effective as promptly as possible the transactions contemplated by this Agreement.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be executed and delivered by their respective officers hereunto duly authorized on the date first above written.


                         PRIME RESPONSE GROUP INC.



                         By: /s/ James A. Carling
                             ____________________________
                             Name:  James A. Carling
                             Title: President


                         GENERAL ATLANTIC PARTNERS 48, L.P.

                         By:   GENERAL ATLANTIC PARTNERS, LLC,
                                its General Partner



                              By:/s/ Franchon M. Smithson
                                 ________________________
                                 Name:  Franchon M. Smithson
                                 Title: A Managing Member


                         GAP COINVESTMENT PARTNERS, L.P.



                         By:/s/ Franchon M. Smithson
                            _____________________________
                            Name:   Franchon M. Smithson
                            Title:  A General Partner


                          /s/ Allen Swann
                         __________________________________________
                         Allen Swann

                         /s/ Richard S. Braddock
                         __________________________________________
                         Richard S. Braddock

                                                            Schedule 2.1
                                                            ------------



                      Purchased Shares and Purchase Price
                      -----------------------------------





           Purchaser                    Purchased Shares                  Purchase Price
          -----------                  ------------------                ----------------

GAP LP                                      607,131                         $3,642,786

GAP Coinvestment                            145,619                            873,714

Richard S. Braddock                          13,750                             82,500

Allen Swann                                 100,000                            600,000

   Total:                                   866,500                         $5,199,000